12445098v7 4/22/2021 4:06 PM 1989.726 GUARANTY AND SECURITY AGREEMENT This GUARANTY AND SECURITY AGREEMENT (this "Agreement"), dated as of April 26, 2021, by and among the Persons listed on the signature pages hereof as "Grantors" and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a "Grantor" and collectively, the "Grantors"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), in its capacity as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent"). W I T N E S S E T H: WHEREAS, pursuant to that certain Credit Agreement, of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and among FARMER BROS. CO., a Delaware corporation ("Parent"), and the Subsidiaries of Parent from time to time party to the Credit Agreement as borrowers in accordance with the terms thereof (together with Parent, each a "Borrower" and individually and collectively, jointly and severally, the "Borrowers"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group and the Bank Product Providers in connection with the transactions contemplated by the Credit Agreement and this Agreement; WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents and to extend the Loans thereunder, to induce the Bank Product Providers to enter into the Bank Product Agreements, and to induce the Lender Group and the Bank Product Providers to make financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents and the Bank Product Agreements, (a) each Grantor (other than any Borrower) has agreed to guaranty the Guarantied Obligations, and (b) each Grantor has agreed to grant to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations; and WHEREAS, each Grantor will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group. NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions; Construction. (a) All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit

-2- Agreement. Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code (including, without limitation, Account, Account Debtor, Chattel Paper, Commercial Tort Claims, Deposit Account, Drafts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Inventory, Investment Property, Instruments, Letters of Credit, Letter of Credit Rights, Promissory Notes, Proceeds, Securities Account and Supporting Obligations) shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings: (i) "Acquisition Documents" means the agreements, instruments and documents evidencing, or entered into in connection with, an Acquisition (including a Permitted Acquisition) by a Grantor. (ii) "Activation Instruction" has the meaning specified therefor in Section 7(k) hereof. (iii) "Agent" has the meaning specified therefor in the preamble to this Agreement. (iv) "Agreement" has the meaning specified therefor in the preamble to this Agreement. (v) "Books" means books and records (including each Grantor's Records indicating, summarizing, or evidencing such Grantor's assets (including the Collateral) or liabilities, each Grantor's Records relating to such Grantor's business operations or financial condition, and each Grantor's goods or General Intangibles related to such information). (vi) "Borrower" and "Borrowers" have the respective meanings specified therefor in the recitals to this Agreement. (vii) "Cash Dominion Event" means the occurrence of either of the following: (A) the occurrence and continuance of any Event of Default, or (B) Excess Availability is less than the greater of (x) 12.5% of the Line Cap and (y) $10,000,000 at any time. (viii) "Cash Dominion Period" means the period commencing after the occurrence of a Cash Dominion Event and continuing until the date when (A) no Event of Default shall exist and be continuing, and (B) Excess Availability is greater than $10,000,000 for 30 consecutive days. (ix) "Code" means the New York Uniform Commercial Code, as in effect from time to time; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

-3- (x) "Collateral" has the meaning specified therefor in Section 3 hereof. (xi) "Collection Account" means a Deposit Account of a Grantor which is used exclusively for deposits of collections and proceeds of Collateral and not as a disbursement or operating account upon which checks or other drafts may be drawn. (xii) "Commercial Tort Claims" means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1. (xiii) "Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. (xiv) "Controlled Account" has the meaning specified therefor in Section 7(k) hereof. (xv) "Controlled Account Agreements" means those certain cash management agreements, in form and substance satisfactory to Agent in its Permitted Discretion, each of which is executed and delivered by a Grantor, Agent, and one of the Controlled Account Banks. (xvi) "Controlled Account Bank" has the meaning specified therefor in Section 7(k) hereof. (xvii) "Copyrights" means any and all rights in any works of authorship, including (A) copyrights and moral rights, (B) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 2, (C) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and (E) all of each Grantor's rights corresponding thereto throughout the world. (xviii) "Copyright Security Agreement" means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit A. (xix) "Credit Agreement" has the meaning specified therefor in the recitals to this Agreement. (xx) "Excluded Accounts" means (A) Deposit Accounts and Securities Accounts (x) with an amount on deposit in any individual Deposit Account or Securities Account of not more than $50,000 at any one time and (y) with an aggregate amount on deposit for all such Deposit Accounts and Securities Accounts taken together of not more than $250,000 at any one time; (B) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for any Grantor's employees; provided, that the amount on deposit in the Deposit Accounts of this clause (B) does not exceed the current amount of such payroll, payroll taxes and other employee wage and benefit obligations; (C) Deposit Accounts specially and exclusively used for taxes, including sales taxes; provided, that the amount on deposit

-4- in the Deposit Accounts of this clause (C) does not exceed the current amount of such tax obligations; (D) the Excluded L/C Account; provided that the aggregate amount of cash collateral and cash in Excluded L/C Account does not exceed 105% of the face amount of the Existing Letters of Credit; (E) the Excluded Banking Services Account; provided that the aggregate amount of cash collateral and cash in Excluded Banking Services Account does not exceed $250,000.00; and (F) Deposit Accounts used solely for the hedging of green coffee pricing (including (x) Deposit Account number 9387 maintained by Parent at StoneX Markets, LLC, (y) Deposit Account number MIC-H2601 maintained by Parent at StoneX Financial Inc., and (z) Deposit Account number 52319040 maintained by Parent at Macquarie Futures USA LLC), which Deposit Accounts have a 30-day average balance of less than $250,000 in the aggregate for all such Deposit Accounts; provided, that any increases in the balances on deposit in such Deposit Accounts are solely as a result of deposits thereto made from hedging counterparties. (xxi) "Excluded Swap Obligation" means, with respect to any Grantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Grantor of (including by virtue of the joint and several liability provisions of Section 2.15 of the Credit Agreement with respect to any Grantor that is a Borrower), or the grant by such Grantor of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Grantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Grantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal. (xxii) "Foreclosed Grantor" has the meaning specified therefor in Section 2(i)(iv) hereof. (xxiii) "Gem Note" means that certain Broker Agreement and Note, dated as of April 1, 2019, by and between Parent, as Seller or Noteholder, and Florida Seminole Coffee Company, Inc., a Florida corporation, as Broker or Maker. (xxiv) "General Intangibles" means general intangibles (as that term is defined in the Code), and includes payment intangibles, software, contract rights, rights to payment, rights under Hedge Agreements (including the right to receive payment on account of the termination (voluntarily or involuntarily) of such Hedge Agreements), rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, route lists, rights to payment and other rights under Acquisition Documents, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, monies due or recoverable from pension funds, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts,

-5- goods, Investment Property, Negotiable Collateral, and oil, gas, or other minerals before extraction. (xxv) "Grantor" and "Grantors" have the respective meanings specified therefor in the preamble to this Agreement. (xxvi) "Guarantied Obligations" means all of the Obligations (including any Bank Product Obligations) now or hereafter existing, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses payable under the Loan Documents that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, and any and all documented expenses (including reasonable and documented counsel fees and expenses) incurred by Agent, any other member of the Lender Group, or any Bank Product Provider (or any of them) in enforcing any rights under the any of the Loan Documents. Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations and would be owed by any Borrower to Agent, any other member of the Lender Group, or any Bank Product Provider but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving any Borrower or any guarantor; provided that, anything to the contrary contained in the foregoing notwithstanding, the Guarantied Obligations shall exclude any Excluded Swap Obligation. (xxvii) "Guarantor" means each Grantor other than any Borrower. (xxviii) "Guaranty" means the guaranty set forth in Section 2 hereof. (xxix) "Intellectual Property" means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof. (xxx) "Intellectual Property Licenses" means, with respect to any Grantor, (A) any licenses or other similar rights provided to such Grantor in or with respect to Intellectual Property owned or controlled by any other Person, and (B) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by such Grantor, in each case, including (x) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (y) the license agreements listed on Schedule 3, and (z) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Lender Group's rights under the Loan Documents.

-6- (xxxi) "Investment Property" means (A) any and all investment property, and (B) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements. (xxxii) "Joinder" means each Joinder to this Agreement executed and delivered by Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1. (xxxiii) "Lender" and "Lenders" have the respective meanings specified therefor in the recitals to this Agreement. (xxxiv) "Negotiable Collateral" means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code). (xxxv) "Parent" has the meaning specified therefor in the recitals to this Agreement. (xxxvi) "Patents" means patents and patent applications, including (A) the patents and patent applications listed on Schedule 4, (B) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and (E) all of each Grantor's rights corresponding thereto throughout the world. (xxxvii) "Patent Security Agreement" means each Patent Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit B. (xxxviii) "Pledged Companies" means each Person listed on Schedule 5 as a "Pledged Company", together with each other Person, all or a portion of whose Equity Interests are acquired or otherwise owned by a Grantor after the Closing Date and is required to be pledged pursuant to Section 5.11 of the Credit Agreement. (xxxix) "Pledged Interests" means all of each Grantor's right, title and interest in and to all of the Equity Interests now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

-7- (xl) "Pledged Interests Addendum" means a Pledged Interests Addendum substantially in the form of Exhibit C. (xli) "Pledged Notes" has the meaning specified therefor in Section 6(i) hereof. (xlii) "Pledged Operating Agreements" means all of each Grantor's rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies. (xliii) "Pledged Partnership Agreements" means all of each Grantor's rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships. (xliv) "Proceeds" has the meaning specified therefor in Section 3. (xlv) "PTO" means the United States Patent and Trademark Office. (xlvi) "Qualified ECP Grantor" means, in respect of any Swap Obligation, each Grantor that has total assets exceeding $10,000,000 at the time the relevant guaranty, keepwell, or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. (xlvii) "Real Property" means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto. (xlviii) "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form. (xlix) "Rescission" has the meaning specified therefor in Section 7(k) hereof. (l) "Secured Obligations" means each and all of the following: (A) all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement (including the Guaranty), the Credit Agreement, or any of the other Loan Documents, (B) all Bank Product Obligations, and (C) all other Obligations of each Borrower and all other Guarantied Obligations of each Guarantor (including, in the case of each of clauses (A), (B) and (C), Lender Group Expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding); provided that, anything to the contrary contained in the foregoing notwithstanding, the Secured Obligations shall exclude any Excluded Swap Obligation. (li) "Security Interest" has the meaning specified therefor in Section 3.

-8- (lii) "Supporting Obligations" means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Property. (liii) "Swap Obligation" means, with respect to any Grantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act. (liv) "Titled Collateral" means all Collateral for which the title to such Collateral is governed by a Certificate of Title or certificate of ownership, including, without limitation, all motor vehicles (including, without limitation, all trucks, trailers, tractors, service vehicles, automobiles and other mobile equipment) for which the title to such motor vehicles is governed by a Certificate of Title or certificate of ownership. (lv) "Trademarks" means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (A) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 6, (B) all renewals thereof, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present or future infringements or dilutions thereof, (D) the right to sue for past, present and future infringements and dilutions thereof, (E) the goodwill of each Grantor's business symbolized by the foregoing or connected therewith, and (F) all of each Grantor's rights corresponding thereto throughout the world. (lvi) "Trademark Security Agreement" means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit D. (lvii) "URL" means "uniform resource locator," an internet web address. (lviii) "VIN" has the meaning specified therefor in Section 5(h) hereof. (b) This Agreement shall be subject to the rules of construction set forth in Section 1.4 of the Credit Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis. (c) All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference. 2. Guaranty. (a) In recognition of the direct and indirect benefits to be received by Guarantors from the proceeds of the Revolving Loans, the issuance of the Letters of Credit, and the entering into of the Bank Product Agreements and by virtue of the financial accommodations to be made to Borrowers pursuant to the Loan Documents, each of the Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or

-9- otherwise, of all of the Guarantied Obligations. If any or all of the Obligations constituting Guarantied Obligations becomes due and payable, each of the Guarantors, unconditionally and irrevocably, and without the need for demand, protest, or any other notice or formality, promises to pay such indebtedness to Agent, for the benefit of the Lender Group and the Bank Product Providers, together with any and all reasonable and documented expenses (including Lender Group Expenses) that may be incurred by Agent or any other member of the Lender Group or any Bank Product Provider in demanding, enforcing, or collecting any of the Guarantied Obligations (including the enforcement of any collateral for such Guarantied Obligations or any collateral for the obligations of the Guarantors under this Guaranty). If claim is ever made upon Agent or any other member of the Lender Group or any Bank Product Provider for repayment or recovery of any amount or amounts received in payment of or on account of any or all of the Guarantied Obligations and any of Agent or any other member of the Lender Group or any Bank Product Provider repays all or part of said amount by reason of (i) any judgment, decree, or order of any court or administrative body having jurisdiction over such payee or any of its property, or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower or any Guarantor), then and in each such event, each of the Guarantors agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon the Guarantors, notwithstanding any revocation (or purported revocation) of this Guaranty or other instrument evidencing any liability of any Grantor, and the Guarantors shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee. (b) Additionally, each of the Guarantors unconditionally and irrevocably guarantees the payment of any and all of the Guarantied Obligations to Agent, for the benefit of the Lender Group and the Bank Product Providers, whether or not due or payable by any Loan Party upon the occurrence of any of the events specified in Section 8.4 or 8.5 of the Credit Agreement, and irrevocably and unconditionally promises to pay such indebtedness to Agent, for the benefit of the Lender Group and the Bank Product Providers, without the requirement of demand, protest, or any other notice or other formality, in lawful money of the United States. (c) The liability of each of the Guarantors hereunder is primary, absolute, and unconditional, and is independent of any security for or other guaranty of the Guarantied Obligations, whether executed by any other Guarantor or by any other Person, and the liability of each of the Guarantors hereunder shall not be affected or impaired by (i) any payment on, or in reduction of, any such other guaranty or undertaking (other than payment in full of the Guarantied Obligations), (ii) any dissolution, termination, or increase, decrease, or change in personnel by any Grantor, (iii) any payment made to Agent, any other member of the Lender Group, or any Bank Product Provider on account of the Obligations which Agent, such other member of the Lender Group, or such Bank Product Provider repays to any Grantor pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding (or any settlement or compromise of any claim made in such a proceeding relating to such payment), and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (iv) any action or inaction by Agent, any other member of the Lender Group, or any Bank Product Provider, or (v) any invalidity, irregularity, avoidability, or unenforceability of all or any part of the Obligations or of any security therefor.

-10- (d) This Guaranty includes all present and future Guarantied Obligations including any under transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (i) no such revocation shall be effective until written notice thereof has been received by Agent, (ii) no such revocation shall apply to any Guarantied Obligations in existence on the date of receipt by Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (iii) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of any member of the Lender Group or any Bank Product Provider in existence on the date of such revocation, (iv) no payment by any Guarantor, any Borrower, or from any other source, prior to the date of Agent's receipt of written notice of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (v) any payment by any Borrower or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder. This Guaranty shall be binding upon each Guarantor, its successors and assigns and inure to the benefit of and be enforceable by Agent (for the benefit of the Lender Group and the Bank Product Providers) and its successors, transferees, or assigns. (e) The guaranty by each of the Guarantors hereunder is a guaranty of payment when due and not of collection, and each Guarantor waives any right to require that any resort be made by Agent or any other member of the Lender Group to any Collateral. The obligations of each of the Guarantors hereunder are independent of the obligations of any other Guarantor or Grantor or any other Person and a separate action or actions may be brought and prosecuted against one or more of the Guarantors whether or not action is brought against any other Guarantor or Grantor or any other Person and whether or not any other Guarantor or Grantor or any other Person be joined in any such action or actions. Each of the Guarantors waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Any payment by any Grantor or other circumstance which operates to toll any statute of limitations as to any Grantor shall operate to toll the statute of limitations as to each of the Guarantors. (f) Each of the Guarantors authorizes Agent, the other members of the Lender Group, and the Bank Product Providers without notice or demand (other than any notice expressly required to be provided hereunder or under any other Loan Document), and without affecting or impairing its liability hereunder, from time to time to: (i) change the manner, place, or terms of payment of, or change or extend the time of payment of, renew, increase, accelerate, or alter: (A) any of the Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon), or

-11- (B) any security therefor or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the Obligations as so changed, extended, renewed, or altered; (ii) take and hold security for the payment of the Obligations and sell, exchange, release, impair, surrender, realize upon, collect, settle, or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Obligations or any of the Guarantied Obligations (including any of the obligations of all or any of the Guarantors under this Guaranty) incurred directly or indirectly in respect thereof or hereof, or any offset on account thereof; (iii) exercise or refrain from exercising any rights against any Grantor; (iv) release or substitute any one or more endorsers, guarantors, any Grantor, or other obligors; (v) settle or compromise any of the Obligations, any security therefor, or any liability (including any of those of any of the Guarantors under this Guaranty) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Grantor to its creditors; (vi) apply any sums by whomever paid or however realized to any liability or liabilities of any Grantor to Agent, any other member of the Lender Group, or any Bank Product Provider regardless of what liability or liabilities of such Grantor remain unpaid; (vii) consent to or waive any breach of, or any act, omission, or default under, this Agreement, any other Loan Document, any Bank Product Agreement, or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify, or supplement this Agreement, any other Loan Document, any Bank Product Agreement, or any of such other instruments or agreements; or (viii) take any other action that could, under otherwise applicable principles of law, give rise to a legal or equitable discharge of one or more of the Guarantors from all or part of its liabilities under this Guaranty (other than a defense of payment in full of the Guarantied Obligations). (g) It is not necessary for Agent, any other member of the Lender Group, or any Bank Product Provider to inquire into the capacity or powers of any of the Guarantors or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder. (h) Each Guarantor jointly and severally guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any member of the Lender Group or any Bank Product Provider with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guarantied Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any

-12- other Guarantor or whether any other Guarantor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defense it may now or hereafter have (other than a defense of payment in full of the Guarantied Obligations) in any way relating to, any or all of the following: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Guarantied Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including any increase in the Guarantied Obligations resulting from the extension of additional credit; (iii) any taking, exchange, release, or non-perfection of any Lien in and to any Collateral, or any taking, release, amendment, waiver, supplement, restatements, extension, novation, renewal, replacements, or continuation of, or consent to departure from any other guaranty, for all or any of the Guarantied Obligations; (iv) the existence of any claim, set-off, defense, or other right that any Guarantor may have at any time against any Person, including Agent, any other member of the Lender Group, or any Bank Product Provider; (v) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (vi) any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of such Guarantor's rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against any Grantor or any other guarantors or sureties; (vii) any change, restructuring, or termination of the corporate, limited liability company, or partnership structure or existence of any Grantor; or (viii) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any other member of the Lender Group that might otherwise constitute a defense available to, or a discharge of, any Grantor or any other guarantor or surety, except a defense that the Guarantied Obligations have been paid in full. (i) Waivers. (i) Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require Agent, any other member of the Lender Group, or any Bank Product Provider to (i) proceed against any other Grantor or any other Person, (ii) proceed against or exhaust any security held from any other Grantor or any other Person, or

-13- (iii) protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any other Grantor, any other Person, or any collateral, or (iv) pursue any other remedy in any member of the Lender Group's or any Bank Product Provider's power whatsoever. Each of the Guarantors waives promptness and diligence and notice of acceptance and any other notice with respect to any of the Guarantied Obligations. Each of the Guarantors waives any defense based on or arising out of any defense of any Grantor or any other Person, other than payment of the Guarantied Obligations to the extent of such payment, based on or arising out of the disability of any Grantor or any other Person, or the validity, legality, or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Grantor other than payment of the Obligations to the extent of such payment. Agent may, at the election of the Required Lenders and in accordance with the terms of the relevant Loan Documents, foreclose upon any Collateral held by Agent by one or more judicial or non-judicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Agent, any other member of the Lender Group, or any Bank Product Provider may have against any Grantor or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any of the Guarantors hereunder except to the extent the Guarantied Obligations have been paid. (ii) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional Obligations or other financial accommodations, in each case, except with respect to any notices expressly required or provided pursuant to this Agreement or any other Loan Document. Each of the Guarantors waives notice of any Default or Event of Default under any of the Loan Documents. Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Grantor's financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope, and extent of the risks which each of the Guarantors assumes and incurs hereunder, and agrees that neither Agent nor any of the other members of the Lender Group nor any Bank Product Provider shall have any duty to advise any of the Guarantors of information known to them regarding such circumstances or risks. (iii) To the fullest extent permitted by applicable law, each Guarantor hereby waives: (A) any right to assert against any member of the Lender Group or any Bank Product Provider, any defense (legal or equitable) (other than the defense that all of the Guarantied Obligations have been paid in full), set-off, counterclaim, or claim which each Guarantor may now or at any time hereafter have against any Borrower or any other party liable to any member of the Lender Group or any Bank Product Provider, (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor, (C) any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of such Guarantor's rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against any Borrower or other guarantors or sureties, and (D) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation

-14- of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor's liability hereunder. (iv) No Guarantor will exercise any rights that it may now or hereafter acquire against any Grantor or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent, any other member of the Lender Group, or any Bank Product Provider against any Grantor or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Grantor or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guarantied Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and all of the Commitments have been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Agent, for the benefit of the Lender Group and the Bank Product Providers, and shall forthwith be paid to Agent to be credited and applied to the Guarantied Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Agreement, or to be held as Collateral for any Guarantied Obligations or other amounts payable under this Guaranty thereafter arising. Notwithstanding anything to the contrary contained in this Guaranty, no Guarantor may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Grantor (the "Foreclosed Grantor"), including after payment in full of the Obligations, if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Grantor whether pursuant to this Agreement or otherwise. (v) Each of the Guarantors hereby acknowledges and affirms that it understands that to the extent the Guarantied Obligations are secured by Real Property located in California, Guarantors shall be liable for the full amount of the liability hereunder notwithstanding the foreclosure on such Real Property by trustee sale or any other reason impairing such Guarantor's right to proceed against any Loan Party. In accordance with Section 2856 of the California Civil Code or any similar laws of any other applicable jurisdiction, each of the Guarantors hereby waives until such time as the Guarantied Obligations have been paid in full: (1) all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to the Guarantors by reason of Sections 2787 to 2855, inclusive, 2899, and 3433 of the California Civil Code or any similar laws of any other applicable jurisdiction; (2) all rights and defenses that the Guarantors may have because the Guarantied Obligations are secured by Real Property located in California, meaning, among other things, that: (A) Agent, the other members of the Lender Group, and the Bank Product Providers may collect from the Guarantors without first foreclosing on any real or personal property collateral pledged by any Borrower or any other Grantor, and (B) if Agent, on behalf of

-15- the Lender Group, forecloses on any Real Property collateral pledged by any Borrower or any other Grantor, (1) the amount of the Guarantied Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) the Lender Group may collect from the Guarantors even if, by foreclosing on the Real Property collateral, Agent or the other members of the Lender Group have destroyed or impaired any right the Guarantors may have to collect from any other Grantor, it being understood that this is an unconditional and irrevocable waiver of any rights and defenses the Guarantors may have because the Guarantied Obligations are secured by Real Property (including, without limitation, any rights or defenses based upon Sections 580a, 580d, or 726 of the California Code of Civil Procedure or any similar laws of any other applicable jurisdiction); and (3) all rights and defenses arising out of an election of remedies by Agent, the other members of the Lender Group, and the Bank Product Providers, even though that election of remedies, such as a non-judicial foreclosure with respect to security for the Guarantied Obligations, has destroyed Guarantors' rights of subrogation and reimbursement against any Grantor by the operation of Section 580d of the California Code of Civil Procedure or any similar laws of any other applicable jurisdiction or otherwise. (vi) Each of the Guarantors represents, warrants, and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective to the maximum extent permitted by law. (vii) The provisions in this Section 2 which refer to certain sections of the California Civil Code or the California Code of Civil Procedure are included in this Guaranty solely out of an abundance of caution and shall not be construed to mean that any of the above- referenced provisions of California law are in any way applicable to this Guaranty. 3. Grant of Security. Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations (whether now existing or hereafter arising), a continuing security interest (hereinafter referred to as the "Security Interest") in all personal property and Fixtures of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible, including, without limitation, the following (the "Collateral"): (a) all of such Grantor's Accounts; (b) all of such Grantor's Books; (c) all of such Grantor's Chattel Paper; (d) all of such Grantor's Commercial Tort Claims; (e) all of such Grantor's Deposit Accounts; (f) all of such Grantor's Equipment;

-16- (g) all of such Grantor's Farm Products; (h) all of such Grantor's Fixtures; (i) all of such Grantor's General Intangibles; (j) all of such Grantor's Inventory; (k) all of such Grantor's Investment Property; (l) all of such Grantor's Titled Collateral; (m) all of such Grantor's Intellectual Property and Intellectual Property Licenses; (n) all of such Grantor's Negotiable Collateral (including all of such Grantor's Pledged Notes); (o) all of such Grantor's Pledged Interests (including all of such Grantor's Pledged Operating Agreements and Pledged Partnership Agreements); (p) all of such Grantor's Securities Accounts; (q) all of such Grantor's Supporting Obligations; (r) all of such Grantor's money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Agent (or its agent or designee) or any other member of the Lender Group; (s) all other tangible and intangible personal property and Fixtures of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 3 or are otherwise necessary or helpful in the collection or realization thereof; and (t) all of the Proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Farm Products, Fixtures, General Intangibles, Inventory, Investment Property, Intellectual Property, Negotiable Collateral, Pledged Interests, Securities Accounts, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license,

-17- exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the "Proceeds"). Without limiting the generality of the foregoing, the term "Proceeds" includes whatever is receivable or received when Investment Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Property. Notwithstanding anything contained in this Agreement to the contrary, the term "Collateral" shall not include, and the security interest shall not attach to : (i) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited or restricted as a matter of law or under the terms of such contract, lease, permit, license, or license agreement, or would violate or invalidate any such contract, lease, permit, license or license agreement (or create a right of termination in favor of any other party thereto (other than a Grantor)), and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided, that (A) the foregoing exclusions of this clause (i) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is ineffective under Section 9-406, 9-407, 9- 408, or 9-409 of the Code or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent's security interest or lien to attach notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and (B) the foregoing exclusions of this clause (i) shall in no way be construed to limit, impair, or otherwise affect any of Agent's, any other member of the Lender Group's or any Bank Product Provider's continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or Equity Interests (including any Accounts or Equity Interests), or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Equity Interests); (ii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law; provided, that upon submission and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral; (iii) any Excluded Account; or (iv) the Houston Assets. 4. Security for Secured Obligations. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency

-18- Proceeding involving any Grantor due to the existence of such Insolvency Proceeding. Further, the Security Interest created hereby encumbers each Grantor's right, title, and interest in all Collateral, whether now owned by such Grantor or hereafter acquired, obtained, developed, or created by such Grantor and wherever located. 5. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements to which it is a party included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or any other Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default, and (ii) Agent has notified the applicable Grantor of Agent's election to exercise such rights with respect to the Pledged Interests pursuant to Section 16. 6. Representations and Warranties. In order to induce Agent to enter into this Agreement for the benefit of the Lender Group and the Bank Product Providers, each Grantor makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Revolving Loan (or other extension of credit) made thereafter, as though made on and as of the date of such Revolving Loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement: (a) The name (within the meaning of Section 9-503 of the Code) and jurisdiction of organization of each Grantor is set forth on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents).

-19- (b) The chief executive office of each Grantor is located at the address indicated on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents). (c) Each Grantor's tax identification numbers and organizational identification numbers, if any, are identified on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents). (d) As of the Closing Date, no Grantor holds any commercial tort claims that exceed $1,000,000 in amount, except as set forth on Schedule 1. (e) Set forth on Schedule 9 (as such Schedule may be updated from time to time subject to Section 7(k)(iii) with respect to Controlled Accounts and provided that Grantors comply with Section 7(c) hereof) is a listing of all of Grantors' Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary (i) the name and address of such Person, and (ii) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person. (f) Schedule 8 sets forth all Real Property owned by any of the Grantors as of the Closing Date. (g) As of the Closing Date: (i) Schedule 2 provides a complete and correct list of all registered Copyrights owned by any Grantor, all applications for registration of Copyrights owned by any Grantor, and all other Copyrights owned by any Grantor and material to the conduct of the business of any Grantor, (ii) Schedule 3 provides a complete and correct list of all Intellectual Property Licenses entered into by any Grantor pursuant to which (A) any Grantor has provided any license or other rights in Intellectual Property owned or controlled by such Grantor to any other Person (other than non-exclusive software licenses granted in the ordinary course of business), or (B) any Person has granted to any Grantor any license or other rights in Intellectual Property owned or controlled by such Person that is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor (other than off-the-shelf, shrink-wrapped or "click to accept" software licenses or other licenses to generally commercially available software), (iii) Schedule 4 provides a complete and correct list of all Patents owned by any Grantor and all applications for Patents owned by any Grantor, and (iv) Schedule 6 provides a complete and correct list of all registered Trademarks owned by any Grantor, and all applications for registration of Trademarks owned by any Grantor. (h) (i) (A) each Grantor owns exclusively or holds licenses in all Intellectual Property that is necessary in or material to the conduct of the business of the Grantors (taken as a whole), and (B) all employees and contractors of each Grantor who were involved in the creation or development of any Intellectual Property for such Grantor that is necessary in or material to the business of such Grantor have signed agreements containing assignment of Intellectual Property rights to such Grantor and obligations of confidentiality; (ii) to each Grantor's knowledge, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights

-20- owned by such Grantor that are necessary in or material to the conduct of the business of the Grantors (taken as a whole); (iii) (A) to each Grantor's knowledge after reasonable inquiry, (1) such Grantor has never infringed or misappropriated and is not currently infringing or misappropriating any Intellectual Property rights of any Person, and (2) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has ever infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights of any Person, and (B) there are no infringement or misappropriation claims or proceedings pending, or to any Grantor's knowledge after reasonable inquiry, threatened in writing against any Grantor, and no Grantor has received any other written notice or other written communication of any actual or alleged infringement or misappropriation of any Intellectual Property rights of any Person; (iv) to each Grantor's knowledge after reasonable inquiry, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary in or material to the conduct of the business of the Grantors (taken as a whole) are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect; and (v) each Grantor has taken reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are necessary in or material to the conduct of the business of the Grantors (taken as a whole). (i) This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable, in Agent's Permitted Discretion, to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor's name on Schedule 11. Upon the making of such filings, Agent shall have a first priority (subject only to Permitted Liens to the extent any such Liens would have priority over Agent's Liens pursuant to any applicable law or an agreement expressly permitted under any of the Loan Documents to have such senior priority) perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement under the Code. Upon filing of any Copyright Security Agreement with the United States Copyright Office, filing of any Patent Security Agreement and any Trademark Security Agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 11, all action necessary or desirable, in Agent's Permitted Discretion, to protect and perfect the Security Interest in and on each Grantor's United States issued and registered Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor. All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken, except to the extent expressly not required pursuant to this Agreement or any other Loan Document.

-21- (j) (i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date, (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and non-assessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 5 as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement, (iii) such Grantor has the right and requisite authority to pledge, the Investment Property pledged by such Grantor to Agent as provided herein, (iv) all actions necessary or desirable, in Agent's Permitted Discretion, to perfect and establish the first priority (subject only to Permitted Liens to the extent any such Liens would have priority over Agent's Liens pursuant to any applicable law or an agreement expressly permitted under any of the Loan Documents to have such senior priority) of, or otherwise protect, Agent's Liens in the Investment Property, and the proceeds thereof, have been duly taken, upon (A) the execution and delivery of this Agreement, (B) the taking of possession by Agent (or its agent or designee) of any certificates representing the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers (or other documents of transfer acceptable to Agent) endorsed in blank by the applicable Grantor, (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 11 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, the delivery of Control Agreements with respect thereto, and (v) each Grantor has delivered to and deposited with Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Agent) endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject. (k) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Property or the remedies in respect of the Collateral pursuant to this Agreement, except (A) as may be required in connection with such disposition of Investment Property by laws affecting the offering and sale of securities generally, (B) for consents, approvals, authorizations, or other orders or actions that have already been obtained or given (as applicable) and that are still in force, and (C) the filing of financing statements and other filings necessary to perfect the Security Interests granted hereby. No Intellectual Property License of any Grantor that is necessary in or material to the conduct of such Grantor's business requires any consent of any other Person that has not been obtained in order for such Grantor to grant the security interest granted hereunder in such Grantor's right, title or interest in or to such Intellectual Property License. (l) Schedule 12 sets forth all Titled Collateral owned by Grantors as of the Closing Date, by model, model year, and vehicle identification number ("VIN").

-22- (m) There is no default, breach, violation, or event of acceleration existing under any promissory note (as defined in the Code) constituting Collateral and pledged hereunder (each a "Pledged Note") and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation, or event of acceleration under any Pledged Note. No Grantor that is an obligee under a Pledged Note has waived any default, breach, violation, or event of acceleration under such Pledged Note. (n) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not constitute investment company securities, and (iii) are not held by such Grantor in a Securities Account. In addition, as of the Closing Date, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provides that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction. If after the Closing Date any Pledged Operating Agreement, Pledged Partnership Agreement, or any other agreement governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement provides that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction, such agreement shall require that such Pledged Interests be certificated and such Grantor shall comply with Section 7(h)(vi) with respect thereto. 7. Covenants. Each Grantor, jointly and severally, covenants and agrees with Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 23: (a) Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral (other than (i) checks received in the ordinary course of business and (ii) the Gem Note to the extent that the aggregate outstanding principal amount of the Gem Note does not exceed $300,000), Investment Property, or Chattel Paper having an aggregate value or face amount of $250,000 or more for all such Negotiable Collateral, Investment Property, or Chattel Paper, the Grantors shall promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) after acquisition thereof), notify Agent thereof, and if and to the extent that perfection or priority of Agent's Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion)) after request by Agent, shall execute such other documents and instruments as shall be requested by Agent or, if applicable, endorse (without recourse, representation or warranty) and deliver physical possession of such Negotiable Collateral, Investment Property, or Chattel Paper to Agent, together with such undated powers (or other relevant document of transfer acceptable to Agent) endorsed in blank as shall be requested by Agent, and shall do such other acts or things deemed necessary or desirable by Agent, in its Permitted Discretion, to protect Agent's Security Interest therein.

-23- (b) Chattel Paper. (i) Promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion)) after request by Agent, each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all "transferable records" as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $250,000; and (ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wells Fargo Bank, National Association, as Agent for the benefit of the Lender Group and the Bank Product Providers". (c) Control Agreements. (i) Subject to any applicable time periods provided under the Credit Agreement (including Schedule 3.6 to the Credit Agreement), each Grantor shall obtain an authenticated Control Agreement (which may include a Controlled Account Agreement), from each bank maintaining a Deposit Account or Securities Account for such Grantor (other than with respect to any Excluded Accounts); (ii) Each Grantor shall obtain an authenticated Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor, or maintaining a Securities Account for such Grantor (other than with respect to any Excluded Accounts); and (iii) Each Grantor shall obtain an authenticated Control Agreement with respect to all of such Grantor's investment property. (d) Letter-of-Credit Rights. If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $1,000,000 or more in the aggregate, then the applicable Grantor or Grantors shall promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) after becoming a beneficiary), notify Agent thereof and, promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion)) after request by Agent, enter into a tri-party agreement with Agent and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights as part of the Collateral to Agent and directing all payments thereunder to Agent's Account, all in form and substance reasonably satisfactory to Agent. (e) Commercial Tort Claims. If the Grantors (or any of them) obtain Commercial Tort Claims having a value, or involving an asserted claim, in the amount of $1,000,000 or more in the aggregate for all Commercial Tort Claims, then the applicable Grantor or Grantors shall promptly (and in any event within five Business Days (or such longer period as

-24- agreed to by Agent in writing in its sole discretion) of obtaining such Commercial Tort Claim), notify Agent upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion)) after request by Agent, amend Schedule 1 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to Agent, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Agent, in its Permitted Discretion, to give Agent a first priority (subject only to Permitted Liens to the extent any such Liens would have priority over Agent's Liens pursuant to any applicable law or an agreement expressly permitted under any of the Loan Documents to have such senior priority), perfected security interest in any such Commercial Tort Claim. (f) Government Contracts. Other than Accounts and Chattel Paper the aggregate value of which does not at any one time exceed $250,000, if any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) of the creation thereof) notify Agent thereof and, promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion)) after request by Agent, execute any instruments or take any steps reasonably required by Agent in order that all moneys due or to become due under such contract or contracts shall be assigned as part of the Collateral to Agent, for the benefit of the Lender Group and the Bank Product Providers, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law. (g) Intellectual Property. (i) Upon the request of Agent, in order to facilitate filings with the PTO and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Agent's Lien on such Grantor's United States issued and registered Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby; (ii) Each Grantor shall have the duty, with respect to Intellectual Property owned by such Grantor that is necessary in or material to the conduct of Grantors' business (taken as a whole), to protect and diligently enforce and defend at such Grantor's expense its Intellectual Property, in each case, subject to and in accordance with good business judgment as reasonably determined by such Grantor, including (A) to diligently enforce and defend, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor's Trademarks, Patents, Copyrights, Intellectual Property Licenses,

-25- and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability, and (E) to require all employees, consultants, and contractors of each Grantor who were involved in the creation or development of such Intellectual Property to sign agreements containing assignment of Intellectual Property rights and obligations of confidentiality. Except with respect to Permitted Dispositions, each Grantor further agrees not to abandon any Intellectual Property or Intellectual Property License that is necessary in or material to the conduct of such Grantor's business. Each Grantor hereby agrees, subject to its reasonable business judgment, to take the steps described in this Section 7(g)(ii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is necessary in or material to the conduct of such Grantor's business; (iii) Grantors acknowledge and agree that the Lender Group shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor. Without limiting the generality of this Section 7(g)(iii), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable and documented fees and expenses of attorneys and other professionals) shall be for the sole account of Borrowers and shall be chargeable to the Loan Account; (iv) On each date on which a Compliance Certificate is required to be delivered pursuant to Section 5.1 of the Credit Agreement in respect of a fiscal quarter (or, if an Event of Default has occurred and is continuing, more frequently if requested by Agent), each Grantor shall provide Agent with a written report of all new Patents, Trademarks or Copyrights that are registered or the subject of pending applications for registrations, and of all Intellectual Property Licenses that are material to the conduct of such Grantor's business, in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor during the prior period and any statement of use or amendment to allege use with respect to intent- to-use trademark applications. In the case of such registrations or applications therefor, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co- owner thereof, if such is the case) of such Intellectual Property. In each of the foregoing cases, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such Patent, Trademark and Copyright registrations and applications therefor (with the exception of Trademark applications filed on an intent-to-use basis for which no statement of use or amendment to allege use has been filed) and Intellectual Property Licenses as being subject to the security interests created thereunder; (v) Anything to the contrary in this Agreement notwithstanding, in no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in another country without giving Agent written notice thereof at least five (5) Business Days prior to such filing and complying with Section 7(g)(i) and, if available, each such application for registration shall be filed on an "expedited basis". Upon receipt from the

-26- United States Copyright Office of notice of registration of any Copyright, each Grantor shall promptly (but in no event later than five Business Days after receipt thereof (or such longer period as agreed to by Agent in writing in its sole discretion) following such receipt) notify (but without duplication of any notice required by Section 7(g)(iv)) Agent of such registration by delivering, or causing to be delivered, to Agent, documentation sufficient for Agent to perfect Agent's Liens on such Copyright. If any Grantor acquires from any Person any Copyright registered with the United States Copyright Office or an application to register any Copyright with the United States Copyright Office, such Grantor shall promptly (but in no event later than five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) following such acquisition) notify Agent of such acquisition and deliver, or cause to be delivered, to Agent, documentation sufficient for Agent to perfect Agent's Liens on such Copyright. In the case of such Copyright registrations or applications therefor which were acquired by any Grantor, each such Grantor shall promptly (but in no event later than five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) following such acquisition) file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Copyrights; (vi) Each Grantor shall take reasonable steps to maintain the confidentiality of, and otherwise protect and enforce (subject to its reasonable business judgment) its rights in, the Intellectual Property that is necessary in or material to the conduct of such Grantor's business, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by having and enforcing, subject to its reasonable business judgment, a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements, (B) taking actions reasonably necessary to ensure that no trade secret falls into the public domain, and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by having and enforcing, subject to its reasonable business judgment, a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions; and (vii) No Grantor shall enter into any Intellectual Property License material to the conduct of the business to receive any license or rights in any Intellectual Property of any other Person unless such Grantor has used commercially reasonable efforts to permit the assignment of or grant of a security interest in such Intellectual Property License (and all rights of Grantor thereunder) to Agent (and any transferees of Agent). (h) Investment Property. (i) If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) of acquiring or obtaining such Collateral) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests; (ii) Upon the occurrence and during the continuance of an Event of Default, following the request of Agent, all sums of money and property paid or distributed in respect of the Investment Property that are received by any Grantor shall be held by the Grantors

-27- in trust for the benefit of Agent segregated from such Grantor's other property, and such Grantor shall deliver it forthwith to Agent in the exact form received; (iii) Each Grantor shall promptly deliver to Agent a copy of each material notice or other material communication received by it in respect of any Pledged Interests; (iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Loan Documents; (v) Each Grantor agrees that it will cooperate with Agent in (A) obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the Security Interest on the Investment Property or (B) effecting any sale or transfer thereof; and (vi) As to all limited liability company or partnership interests owned by such Grantor and issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, as of the Closing Date, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provides or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction. If after the Closing Date any Pledged Operating Agreement, Pledged Partnership Agreement, or any other agreement governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement provides that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction, such agreement shall require that such Pledged Interests be certificated and such Grantor shall promptly deliver each such certificate to Agent; and (vii) With regard to any Pledged Interests that are not certificated, any such Grantor of such non-certificated Pledged Interests (i) agrees promptly to note on its books the security interests granted to Agent and confirmed under this Agreement, (ii) agrees that after the occurrence and during the continuation of an Event of Default, it will comply with instructions of Agent or its nominee with respect to the applicable Pledged Interests without further consent by the applicable Grantor, (iii) to the extent permitted by law, agrees that the "issuer's jurisdiction" (as defined in Section 8-110 of the UCC) is the State of New York, (iv) agrees to notify Agent upon obtaining knowledge of any interest in favor of any person in the applicable Pledged Interests that is materially adverse to the interest of the Agent therein, other than any Permitted Liens and (v) waives any right or requirement at any time hereafter to receive a copy of this Agreement in connection with the registration of any Pledged Interests hereunder in the name of Agent or its nominee or the exercise of voting rights by Agent or its nominee.

-28- (i) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) of acquisition) notify Agent of the acquisition of such Real Property and, to the extent required under Section 5.12 of the Credit Agreement, will grant to Agent, for the benefit of the Lender Group and the Bank Product Providers, a first priority (subject only to Permitted Liens to the extent any such Liens would have priority over Agent's Liens pursuant to any applicable law or an agreement expressly permitted under any of the Loan Documents to have such senior priority) Mortgage on each fee interest in Real Property now or hereafter owned by such Grantor and, to the extent required under Section 5.12 of the Credit Agreement, shall deliver such Additional Documents (including, without limitation, title insurance policies, financing statements, fixture filings and environmental audits), in form and substance satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its Permitted Discretion, and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable and documented attorneys' fees and expenses) incurred in connection therewith, in each case, to the extent provided for pursuant to the Credit Agreement and the other Loan Documents. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property. (j) Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent's consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents. (k) Controlled Accounts; Controlled Investments. (i) Subject to any applicable time periods provided under the Credit Agreement (including Schedule 3.6 to the Credit Agreement), each Grantor shall (A) establish and maintain cash management services of a type and on terms reasonably satisfactory to Agent at Wells Fargo or one or more of the other banks set forth on Schedule 10 (each a "Controlled Account Bank"), and shall take reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to a Collection Account at such Controlled Account Bank that is not an Excluded Account (each, a "Controlled Account") (by wire transfer to the applicable Controlled Account Bank or to a lockbox maintained by the applicable Controlled Account Bank for deposit into such Collection Account), and (B) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to a Grantor) and proceeds of Collateral into a Controlled Account; (ii) Subject to any applicable time periods provided under the Credit Agreement (including Schedule 3.6 to the Credit Agreement), each Grantor shall establish and maintain with respect to each Collateral Account, Controlled Account Agreements with Agent and the applicable Controlled Account Bank, in form and substance reasonably acceptable to Agent. Each such Controlled Account Agreement shall provide, among other things, that (A) the

-29- Controlled Account Bank will comply with any instructions originated by Agent directing the disposition of the funds in each applicable Controlled Account without further consent by the applicable Grantor, (B) the Controlled Account Bank waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against each applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C) upon the instruction of Agent (an "Activation Instruction"), the Controlled Account Bank will forward by daily sweep all amounts in each applicable Controlled Account to the Agent's Account. Agent agrees not to issue an Activation Instruction with respect to the Controlled Accounts unless such Activation Instruction is issued during a Cash Dominion Period. Agent agrees to use commercially reasonable efforts to promptly rescind an Activation Instruction (the "Rescission") after any Cash Dominion Period has ended; (iii) So long as no Default or Event of Default has occurred and is continuing or would result therefrom, Borrowers may amend Schedule 10 to add or replace a Controlled Account Bank or Controlled Account and shall upon such addition or replacement provide to Agent an amended Schedule 10; provided, that (A) such prospective Controlled Account Bank shall be reasonably satisfactory to Agent, and (B) prior to the time of the opening of such Controlled Account, the applicable Grantor and such prospective Controlled Account Bank shall have executed and delivered to Agent a Controlled Account Agreement. Each Grantor shall close any of its Controlled Accounts (and establish replacement Controlled Account accounts in accordance with the foregoing sentence) as promptly as practicable and in any event within 45 days after notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Controlled Account Bank with respect to Controlled Account Accounts or Agent's liability under any Controlled Account Agreement with such Controlled Account Bank is no longer acceptable in Agent's reasonable judgment; and (iv) Subject to any applicable time periods provided under the Credit Agreement (including Schedule 3.6 to the Credit Agreement), other than with respect to Excluded Accounts, no Grantor will, and no Grantor will permit its Subsidiaries to, make, acquire, or permit to exist Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless Grantor or its Subsidiary, as applicable, and the applicable bank or securities intermediary have entered into Control Agreements governing such Permitted Investments in order to perfect (or further establish) Agent's Liens in such Permitted Investments. (l) Name, Etc. No Grantor will change its name, chief executive office, organizational identification number, jurisdiction of organization or organizational identity; provided, that any Grantor may change its name or chief executive office upon at least ten days prior written notice to Agent of such change. (m) Account Verification. Each Grantor will, and will cause each of its Subsidiaries to, permit Agent, after the occurrence and during the continuance of an Event of Default, in Agent's name or in the name or a nominee of Agent, to verify the validity, amount or any other matter relating to any Account, by mail, telephone, facsimile transmission or other electronic means of transmission or otherwise. Further, at the request of Agent, each Grantor will, and will cause each of its Subsidiaries to, send requests for verification of Accounts or, after the

-30- occurrence and during the continuance of an Event of Default, send notices of assignment of Accounts to Account Debtors and other obligors. (n) Titled Collateral. (i) Each Grantor shall (A) cause all Collateral, now owned or hereafter acquired by any Grantor, which under applicable law are required to be registered, to be properly registered in the name of such Grantor, (B) cause all Titled Collateral, to be properly titled in the name of such Grantor, and if requested by Agent, with Agent's Lien noted thereon and (C) if requested by Agent, promptly deliver to Agent (or its custodian) originals of all such Certificates of Title or certificates of ownership for such Titled Collateral, with Agent's Lien noted thereon. (ii) Upon the acquisition after the date hereof by any Grantor of any Titled Collateral (other than Equipment to be acquired that is subject to a purchase money security interest that constitutes a Permitted Lien under the Credit Agreement), such Grantor shall promptly (and in any event within 10 Business Days) notify Agent of such acquisition, set forth a description of such Titled Collateral acquired and a good faith estimate of the current value of such Titled Collateral, and if so requested by Agent, immediately deliver to Agent (or its custodian) originals of the Certificates of Title or certificates of ownership for such Titled Collateral, together with the manufacturer's statement of origin, and an application duly executed by the appropriate Grantor to evidence Agent's Lien thereon. (iii) Each Grantor hereby appoints Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate Governmental Authority to enable Titled Collateral now owned or hereafter acquired by such Grantor to be amended to reflect Agent listed as lienholder thereof, (B) filing such applications with such Governmental Authority, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as Agent may deem necessary or advisable, in its Permitted Discretion, to accomplish the purposes of this Section 7(n) (including, without limitation, for the purpose of creating in favor of Agent a perfected Lien on such Titled Collateral and exercising the rights and remedies of Agent hereunder). This appointment as attorney-in-fact is coupled with an interest and is irrevocable until the Obligations have been paid in full in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated. (iv) So long as no Event of Default shall have occurred and be continuing, upon the request of any Grantor, Agent shall execute and deliver to such Grantor such instruments as such Grantor shall reasonably request to remove the notation of Agent as lienholder on any Certificate of Title or certificate of ownership for any Titled Collateral; provided that any such instruments shall be delivered, and the release shall be effective, only upon receipt by Agent of a certificate from such Grantor, stating that the Titled Collateral, the Lien on which is to be released, is to be sold in accordance with the terms of the Credit Agreement or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss), the amount that such Grantor will receive as sale proceeds or insurance proceeds and whether or not such sale proceeds or insurance proceeds are required by the Credit Agreement to be paid to Agent to be applied to the Secured Obligations and, to the extent required by the Credit

-31- Agreement, any proceeds of such sale or casualty loss shall be paid to Agent hereunder to be applied to the Secured Obligations in accordance with the terms of the Credit Agreement. (o) Pledged Notes. With respect to any of the Pledged Notes (other than the Gem Note to the extent that the aggregate principal amount thereunder does not exceed $300,000), Grantors (i) without the prior written consent of Agent, will not (A) waive or release any obligation of any Person that is obligated under any of the Pledged Notes, (B) take or omit to take any action or knowingly suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Pledged Notes, or (C) other than Permitted Dispositions, assign or surrender their rights and interests under any of the Pledged Notes or terminate, cancel, modify, change, supplement or amend the Pledged Notes, and (ii) shall provide to Agent copies of all material written notices (including notices of default) given or received with respect to the Pledged Notes promptly after giving or receiving such notice. (p) Keepwell. Each Qualified ECP Grantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to guaranty and otherwise honor all Obligations in respect of Swap Obligations. The obligations of each Qualified ECP Grantor under this Section shall remain in full force and effect until payment in full of the Obligations. Each Qualified ECP Grantor intends that this Section 7(p) constitute, and this Section 7(p) shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Grantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. 8. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated. (a) Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control. (b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder. In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control. 9. Further Assurances. (a) Subject to and in accordance with Section 5.12 of the Credit Agreement, each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Agent may reasonably request, in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

-32- (b) Each Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby. (c) Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in connection with the Loan Documents in any jurisdiction. (d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code. 10. Agent's Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right (subject to Section 17(b)) to use any Grantor's rights under Intellectual Property Licenses in connection with the enforcement of Agent's rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Equity Interests that are pledged hereunder be registered in the name of Agent or any of its nominees. 11. Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor; (b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent; (c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

-33- (d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral; (e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor; (f) to use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and (g) Agent, on behalf of the Lender Group or the Bank Product Providers, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement. To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated. 12. Agent May Perform. If any Grantor fails to perform any agreement contained herein, after expiration of any applicable grace or cure period under the Loan Documents and upon written notice (which shall be prior or concurrent) to the applicable Grantor, Agent may itself perform, or cause performance of, such agreement, and the reasonable and documented expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors in accordance with the terms of the Credit Agreement. 13. Agent's Duties. The powers conferred on Agent hereunder are solely to protect Agent's interest in the Collateral, for the benefit of the Lender Group and the Bank Product Providers, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property. 14. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, Agent or Agent's designee may (a) make direct verification from Account Debtors with respect to any or all Accounts that are part of the Collateral, (b) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Agent, for the benefit of the Lender Group and the Bank Product Providers, or that Agent has a security

-34- interest therein, or (c) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor's Secured Obligations under the Loan Documents. 15. Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default has occurred and is continuing may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof, and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner. 16. Voting and Other Rights in Respect of Pledged Interests. (a) Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor's true and lawful attorney- in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable. (b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would reasonably be expected to materially adversely affect the rights of Agent, the other members of the Lender Group, or the Bank Product Providers, or the value of the Pledged Interests. 17. Remedies. Upon the occurrence and during the continuance of an Event of Default: (a) Agent may, and, at the instruction of the Required Lenders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the

-35- other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notification of sale shall be required by law, at least ten days notification by mail to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notification shall constitute a reasonable "authenticated notification of disposition" within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notification of sale having been given. Agent may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that (A) the internet shall constitute a "place" for purposes of Section 9-610(b) of the Code, and (B) to the extent notification of sale shall be required by law, notification by mail of the URL where a sale will occur and the time when a sale will commence at least ten days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611(b) of the Code. Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code. (b) Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor's Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor's rights under all licenses and all franchise agreements shall inure to the benefit of Agent. (c) Agent may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor's Deposit Accounts in which Agent's Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, and (ii) with respect to any Grantor's Securities Accounts in which Agent's Liens are perfected by control under Section

-36- 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent. (d) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency. (e) Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Agent. 18. Remedies Cumulative. Each right, power, and remedy of Agent, any other member of the Lender Group, or any Bank Product Provider as provided for in this Agreement, the other Loan Documents or any Bank Product Agreement now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, the other Loan Documents and the Bank Product Agreements or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, any other member of the Lender Group, or any Bank Product Provider, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent, such other member of the Lender Group or such Bank Product Provider of any or all such other rights, powers, or remedies. 19. Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws. 20. Indemnity. Each Grantor agrees to indemnify Agent, the other members of the Lender Group, and the Bank Product Providers from and against all claims, lawsuits and liabilities (including reasonable and documented attorneys' fees) arising out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which such

-37- Grantor is a party, in each case, in accordance with and to the extent set forth in Section 10.3 of the Credit Agreement. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations. 21. Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each Grantor to which such amendment applies. 22. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at the notice address specified for Loan Parties in the Credit Agreement, or as to any party, at such other address as shall be designated by such party in a written notice to the other party. 23. Continuing Security Interest: Assignments under Credit Agreement. (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Obligations have been paid in full in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (ii) be binding upon each Grantor, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon payment in full of the Secured Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Guaranty made and the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, upon Borrowers' request (and at the sole expense of Borrowers), Agent will authorize the filing of appropriate termination statements to terminate such Security Interest, return any Collateral then in Agent's possession and execute and deliver any documents, and take any actions, as Borrowers reasonably request to evidence the termination and release of the Agent's Liens in the Collateral. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Revolving Loans or other loans made by any Lender to any Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lender Group or the Bank Product Providers, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit

-38- Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion. (b) If any member of the Lender Group or any Bank Product Provider repays, refunds, restores, or returns in whole or in part, any payment or property (including any proceeds of Collateral) previously paid or transferred to such member of the Lender Group or such Bank Product Provider in full or partial satisfaction of any Secured Obligation or on account of any other obligation of any Loan Party under any Loan Document or any Bank Product Agreement, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent transfers, preferences, or other voidable or recoverable obligations or transfers (each, a "Voidable Transfer"), or because such member of the Lender Group or Bank Product Provider elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that such member of the Lender Group or Bank Product Provider elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and as to all reasonable and documented costs, expenses, and attorneys' fees of such member of the Lender Group or Bank Product Provider related thereto, (i) the liability of the Loan Parties with respect to the amount or property paid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist, and (ii) Agent's Liens securing such liability shall be effective, revived, and remain in full force and effect, in each case, as fully as if such Voidable Transfer had never been made. If, prior to any of the foregoing, (A) Agent's Liens shall have been released or terminated, or (B) any provision of this Agreement shall have been terminated or cancelled, Agent's Liens, or such provision of this Agreement, shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligation of any Loan Party in respect of such liability or any Collateral securing such liability. (c) In connection with any Disposition of Collateral permitted pursuant to Section 6.4 of the Credit Agreement, Agent hereby acknowledges and agrees in accordance with Section 15.11(a) of the Credit Agreement to promptly release Agent's Lien in such Collateral and to promptly execute and deliver, upon the applicable Grantor's reasonable written request therefor (and at the sole expense of such Grantor), such documents, releases or other evidence of termination of the Agent's Lien in such Collateral. 24. Survival. All representations and warranties made by the Grantors in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent, Issuing Lender, or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the

-39- principal of or any accrued interest on any loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. 25. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. (a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OF NEW YORK AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 25(b). (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A "CLAIM"). EACH GRANTOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. (d) EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY

-40- OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (e) NO CLAIM MAY BE MADE BY ANY GRANTOR, ON THE ONE HAND, OR ANY MEMBER OF THE LENDER GROUP, ON THE OTHER, AGAINST EACH OTHER, OR ANY OF THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSELS, REPRESENTATIVES, AGENTS, OR ATTORNEYS-IN-FACT FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH SUCH PERSON HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. (f) IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE "COURT") BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH IN SECTION 25(c) ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS: (i) WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE. VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA. (ii) THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF- HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) THROUGH (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER. (iii) UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR

-41- JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN TEN DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW. PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES. (iv) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER; PROVIDED, THAT SUCH COSTS, ALONG WITH THE REFEREE'S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE. (v) THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA. (vi) THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE'S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT. (vii) THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE

-42- DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT. 26. New Subsidiaries. Pursuant to Section 5.11 of the Credit Agreement, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Agent a Joinder to this Agreement in substantially the form of Annex 1. Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Guarantor and/or Grantor hereunder with the same force and effect as if originally named as a Guarantor and/or Grantor herein. The execution and delivery of any instrument adding an additional Guarantor or Grantor as a party to this Agreement shall not require the consent of any Guarantor or Grantor hereunder. The rights and obligations of each Guarantor and Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor or Grantor hereunder. 27. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Agent" shall be a reference to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers. 28. Miscellaneous. (a) This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis. (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. (c) Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

-43- (d) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group, any Bank Product Provider, or any Grantor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. 29. Intercreditor Agreement. (a) Notwithstanding anything herein to the contrary, in the event of any conflict between any provision in this Agreement and any provision in the Intercreditor Agreement, such provision in the Intercreditor Agreement shall control. (b) Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, any obligation of any Grantor hereunder with respect to the delivery or control of any Collateral that constitutes Term Priority Collateral shall be deemed to be satisfied if such Grantor delivers or provides control of such Term Loan Priority Collateral to the Term Loan Agent in accordance with the requirements of the corresponding provision of the applicable Term Loan Document. Any representation, warranty, covenant or other obligation of any Grantor hereunder to create a "first priority" security interest in any Collateral that constitutes Term Priority Collateral shall be first priority other than any Lien in favor of the Term Loan Agent. [Signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written. "Grantors" FARMER BROS. CO., a Delaware BOYD ASSETS CO., a Delaware corporation corporation By: Name: S caik 12 . Dra CJZ Title: Chief OPE( tete By: Name: S coif Dizt Title: Chief T-inancio-t FBC FINANCE COMPANY, a California COFFEE BEAN HOLDING CO., INC., a corporation Delaware corporation By: By: Name: Ss oit Title: (wig f ;-ihOMGict.9 04-tak Name: Scof V.- • -Dm M. Title: c,voe4 -F-jhavv,iO4 tea' COFFEE BEAN INTERNATIONAL, INC., CHINA MIST BRANDS, INC., a Delaware an Oregon corporation corporation By: By: Name: Scott X. *Dtete.e. Name: Title: Chi& 4trilinG161 Offi(or Title: Signature Page to Guaranty and Security Agreement colt 1Z • Dra La &hie f- &/vt + ;iv-1A V) cca4 Office r

SCHEDULE 1 COMMERCIAL TORT CLAIMS None.

SCHEDULE 2

COPYRIGHTS

UNITED STATES COPYRIGHTS

Registrations:

OWNER	TITLE	REGISTRATION NUMBER
Farmer Bros. Co.[1]	Farmer Brothers route accounting	TXU000082758
Farmer Bros. Co.[2]	The Brewmatic/Daw prescription for success	TX0001130633
China Mist Brands, Inc.[3]	Oasis Design	VA0000746115
China Mist Brands, Inc.[4]	Why switch to China Mist?	TX0003332425
Boyd Assets Co.[5]	Expresso Cleaning Ticket for Reneka 123.	TXu001061982
Boyd Assets Co.[6]	COFFEE HOUSE ROASTERS HI-REV COFFEE.	VA0001626268
Boyd Assets Co.	Hewlett-Packard master job scheduler controller; DS version	TX0001884754

Applications:

OWNER	APPLICATION NUMBER
None	

1 Copyright owned by "Farmer Brothers Company"

2 Copyright owned by "Farmer Brothers Company"

3 Copyright owned by "China Mist Tea Company"

4 Copyright owned by "Restaurant Tea Service, Inc., d.b.a. Mist Tea Company"

5 Copyright owned by "Boyd Assets Company"

6 Copyright owned by "Boyd Assets Company"

OTHER (NON-UNITED STATES) COPYRIGHTS Registrations: OWNER REGISTRATION NUMBER COUNTRY/STATE TITLE None Applications: OWNER APPLICATION NUMBER COUNTRY/STATE None

SCHEDULE 3 INTELLECTUAL PROPERTY LICENSES LICENSEE LICENSOR COUNTRY/STATE REGISTRATION/ APPLICATION NUMBER, IF ANY DESCRIPTION Farmer Bros. Co. NuZee, Inc. World-wide License to use all specifications, formulas, recipes, blends, brands, trademarks, service marks, trade names, logos and other intellectual property of NuZee Co-Packing Single Serve Coffee Filters owned by Licensor in order for Licensee to perform its obligations under the Equipment Bailment and Contract Manufacturing Agreement, dated as of October 23, 2020, between Licensor and Licensee.

SCHEDULE 4 PATENTS UNITED STATES PATENTS: Registrations: OWNER REGISTRATION NUMBER DESCRIPTION Boyd Assets Co. 6786138 Device For Preparing Milk Froth For Cappuccino Applications: OWNER APPLICATION NUMBER DESCRIPTION None OTHER (NON-UNITED STATES) PATENTS: Registrations: OWNER REGISTRATION NUMBER COUNTRY/STATE DESCRIPTION None Applications: OWNER APPLICATION NUMBER COUNTRY/STATE DESCRIPTION None

SCHEDULE 5 PLEDGED COMPANIES Name of Grantor Name of Pledged Company Number of Shares/Units Class of Interests Percentage of Class Owned Percentage of Class Pledged Certificate Nos. Farmer Bros. Co. Boyd Assets Co. 100 Common 100% 100% 3 Farmer Bros. Co. China Mist Brands, Inc. 100 Common 100% 100% C-02 Farmer Bros. Co. Coffee Bean Holding Co., Inc. 1,000 Common 100% 100% 11 Farmer Bros. Co. FBC Finance Company 10,000 Common 100% 100% 2 Coffee Bean Holding Co., Inc. Coffee Bean International, Inc. 100 Common 100% 100% 2

SCHEDULE 6 TRADEMARKS

SCHEDULE 7

NAME; CHIEF EXECUTIVE OFFICE; TAX IDENTIFICATION NUMBERS AND ORGANIZATIONAL NUMBERS

Name	Chief Executive Office	Tax Identification Number	Organizational Number
Farmer Bros. Co.	1912 Farmer Brothers Drive Northlake, Texas 76262	95-0725980	3742785
Boyd Assets Co.	1912 Farmer Brothers Drive Northlake, Texas 76262	82-2659061	6498468
China Mist Brands, Inc.	1912 Farmer Brothers Drive Northlake, Texas 76262	81-3861172	61339189
Coffee Bean Holding Co., Inc.	1912 Farmer Brothers Drive Northlake, Texas 76262	56-2488947	3781157
Coffee Bean International, Inc.	1912 Farmer Brothers Drive Northlake, Texas 76262	93-0714098	129369-10
FBC Finance Company	1912 Farmer Brothers Drive Northlake, Texas 76262	95-3428785	0905697

SCHEDULE 8

OWNED REAL PROPERTY

Address	City	State	Zip Code
1105 Aviation Dr.	Lake Havasu City	AZ	86404
3818 S. Evans Blvd.	Tucson	AZ	85714
480 Ryan Ave.	Chico	CA	95973
8802 Swigert Ct.	Bakersfield	CA	93311
9373 Remick Ave.	Los Angeles	CA	91331
11460 Commercial Pky	Castroville	CA	95012
2450 Boatman Ave.	West Sacramento	CA	95691
4243 Arch Rd.	Stockton	CA	95215
470 E. Todd Rd.	Santa Rosa	CA	95407
3217 Nebraska Ave.	Council Bluffs	IA	51501
3074 84th Lane N.E.	Blaine	MN	55449
9 N.E. Skyline Dr.	Lee's Summit	MO	64086
12832 Pennridge Dr.	Bridgeton	MO	63044
5911 Office Blvd. NE	Albuquerque	NM	87109
3880 Technology Way	Carson City	NV	89706
13131 Broadway Ext.	Oklahoma City	OK	73114
1912 Farmer Brothers Dr.	Northlake	TX	76262
2230 S. 2000 West	West Valley City	UT	84119
7855 Ostrow St.	San Diego	CA	92111
2385 N. Walgreens St.	Flagstaff	AZ	86004
4576 N. Bendel Avenue	Fresno	CA	93722
17190 Yuma Street	Victorville	CA	92395
2848 Chipeta Avenue	Grand Junction	CO	81501
2625 Enterprise Ave.	Billings	MT	59102
460 S. A St.	Elko	NV	89801
7515 NE 33rd Dr.	Portland	OR	97211
5753 E. Shelby Dr.	Memphis	TN	38141
1325 Don Haskins Dr.	El Paso	TX	79936
1312 E. Laurel	McAllen	TX	78501
10915 E Montgomery Dr.	Spokane Valley	WA	99206
2301 S. 18th St.	Union Gap	WA	98903
3921 W. Segerstrom Ave.	Santa Ana	CA	92704
72205 Corporate Way	Thousand Palms	CA	92276
9901 Bell Ranch Dr.	Santa Fe Springs	CA	90670
2751 S Lilac Ave.	Bloomington	CA	92316
4930 Center Park Blvd.	San Antonio	TX	78218

805 S. Saturn Ave. Idaho Falls ID 83402 2030 Creek Dr. Rapid City SD 57703

SCHEDULE 9

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

Owner	Type of Account	Bank or Intermediary	Account Number
Farmer Bros. Co.	Operating Account	JP Morgan Chase Bank, N.A.	687795299
Farmer Bros. Co.	Lockbox Account	JP Morgan Chase Bank, N.A.	626513415
Farmer Bros. Co.	Lockbox Account	JP Morgan Chase Bank, N.A.	473379837
Farmer Bros. Co.	Operating Account	Wells Fargo Bank, N.A.	2000042721280
Farmer Bros. Co.	Customer Deposit Account	Wells Fargo Bank, N.A.	2000042673105
Farmer Bros. Co.	Customer EFT/ACH Payments	Wells Fargo Bank, N.A.	2000042721345
Farmer Bros. Co.	Excluded Account - Cash Collateral Account—Existing Letters of Credit – Clause (D) of the definition of "Excluded Accounts"	JP Morgan Chase Bank, N.A.	715323769
Farmer Bros. Co.	Excluded Account – Cash Collateral Account—Existing Banking Services Obligations – Clause (E) of the definition of "Excluded Accounts"	JP Morgan Chase Bank, N.A.	715323835
Farmer Bros. Co./West Coast Coffee	West Coast Coffee Deposit Account	JP Morgan Chase Bank, N.A.	110838205
Farmer Bros. Co./West Coast Coffee	West Coast Coffee Receivables Account	JP Morgan Chase Bank, N.A.	115990357
Farmer Bros. Co./Boyd's Coffee	Boyd's Coffee Operating Account	JP Morgan Chase Bank, N.A.	206235597
Farmer Bros. Co./Boyd's Coffee	Boyd's Coffee Depository Account	JP Morgan Chase Bank, N.A.	206221159
China Mist Brands, Inc.	Operating Account	Wells Fargo Bank, N.A.	7560074580

Owner Type of Account Bank or Intermediary Account Number China Mist Brands, Inc. Deposit/Retail Account Wells Fargo Bank, N.A. 7560074598 Farmer Bros. Co. Excluded Account – Hedge Agreement – Clause (F) of the definition of “Excluded Accounts” StoneX Markets, LLC 9837 Farmer Bros. Co. Excluded Account – Hedge Agreement – Clause (F) of the definition of “Excluded Accounts” StoneX Financial Inc. MIC-H2601 Farmer Bros. Co. Excluded Account – Hedge Agreement – Clause (F) of the definition of “Excluded Accounts” Macquarie Futures USA LLC 52319040 Farmer Bros. Co. Excluded Account – Workers Compensation – Clause (B) of the definition of “Excluded Accounts” JP Morgan Chase Bank, N.A. 687795307 Farmer Bros. Co. Excluded Account – dormant account – Clause (A) of the definition of “Excluded Accounts” JP Morgan Chase Bank, N.A. 3729172891 Farmer Bros. Co. Excluded Account – payroll account – Clause (B) of the definition of “Excluded Accounts” JP Morgan Chase Bank, N.A. 687795315 Farmer Bros. Co. Excluded Account – disbursement account – Clause (A) of the definition of “Excluded Accounts” JP Morgan Chase Bank, N.A. 687795323

SCHEDULE 10 CONTROLLED ACCOUNT BANKS 1. Wells Fargo Bank, National Association 2. JPMorgan Chase Bank, N.A.

SCHEDULE 11 LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS Grantor Jurisdictions Farmer Bros. Co. Delaware Boyd Assets Co. Delaware China Mist Brands, Inc. Delaware Coffee Bean Holding Co., Inc. Delaware Coffee Bean International, Inc. Oregon FBC Finance Company California

SCHEDULE 12 TITLED COLLATERAL

Annex I - 1 ANNEX 1 TO GUARANTY AND SECURITY AGREEMENT FORM OF JOINDER Joinder No. ____ (this "Joinder"), dated as of ____________ 20___, to the Guaranty and Security Agreement, dated as of April 26, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the "Guaranty and Security Agreement"), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, "Grantors" and each, individually, a "Grantor") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent"). W I T N E S S E T H: WHEREAS, pursuant to that certain Credit Agreement dated as of April 26, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement") by and among FARMER BROS. CO., a Delaware corporation ("Parent"), and the Subsidiaries of Parent from time to time party to the Credit Agreement as borrowers in accordance with the terms thereof (collectively with Parent, each a "Borrower" and individually and collectively, jointly and severally, the "Borrowers"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis; WHEREAS, Grantors have entered into the Guaranty and Security Agreement in order to induce the Lender Group and the Bank Product Providers to make certain financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements; WHEREAS, pursuant to Section 5.11 of the Credit Agreement and Section 26 of the Guaranty and Security Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Guaranty and Security Agreement, and the joinder to the Guaranty and Security Agreement by the undersigned new Grantor or Grantors (collectively, the "New Grantors") may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers; and WHEREAS, each New Grantor (a) is [an Affiliate] [a Subsidiary] of Borrowers and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group or the Bank Product Providers and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents and the Bank Product Agreements.

Annex I - 2 NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows: 1. In accordance with Section 26 of the Guaranty and Security Agreement, each New Grantor, by its signature below, becomes a "Grantor" [and "Guarantor"] under the Guaranty and Security Agreement with the same force and effect as if originally named therein as a "Grantor" [and "Guarantor"] and each New Grantor hereby (a) agrees to all of the terms and provisions of the Guaranty and Security Agreement applicable to it as a "Grantor" [or "Guarantor"] thereunder, and (b) represents and warrants that the representations and warranties made by it as a "Grantor" [or "Guarantor"] thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date). In furtherance of the foregoing, each New Grantor hereby [(i) jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations, and (ii)] unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor's right, title and interest in and to the Collateral. Each reference to a "Grantor" [or "Guarantor"] in the Guaranty and Security Agreement shall be deemed to include each New Grantor. The Guaranty and Security Agreement is incorporated herein by reference. 2. Schedule 1, "Commercial Tort Claims", Schedule 2, "Copyrights", Schedule 3, "Intellectual Property Licenses", Schedule 4, "Patents", Schedule 5, "Pledged Companies", Schedule 6, "Trademarks", Schedule 7, Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers, Schedule 8, "Owned Real Property", Schedule 9, "Deposit Accounts and Securities Accounts", Schedule 10, "Controlled Account Banks", Schedule 11, "List of Uniform Commercial Code Filing Jurisdictions", and Schedule 12, "Titled Collateral" attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10, Schedule 11, and Schedule 12 respectively, to the Guaranty and Security Agreement and shall be deemed a part thereof for all purposes of the Guaranty and Security Agreement. 3. Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (a) describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, (b) describing the Collateral as being of equal or lesser scope or with greater detail, or (c) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.

Annex I - 3 4. Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). 5. This Joinder is a Loan Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder. 6. The Guaranty and Security Agreement, as supplemented hereby, shall remain in full force and effect. 7. THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. [Signature pages follow]

[SIGNATURE PAGE TO JOINDER NO. ___ TO GUARANTY AND SECURITY AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Guaranty and Security Agreement to be executed and delivered as of the day and year first above written. NEW GRANTORS: [NAME OF NEW GRANTOR] By: ____________________________________ Name: _________________________________ Title: __________________________________ [NAME OF NEW GRANTOR] By: ____________________________________ Name: _________________________________ Title: __________________________________ AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association By: ____________________________________ Name: _________________________________ Its Authorized Signatory

EXHIBIT A COPYRIGHT SECURITY AGREEMENT This COPYRIGHT SECURITY AGREEMENT (this "Copyright Security Agreement") is made this ___ day of ___________, 20__, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), in its capacity as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent"). W I T N E S S E T H: WHEREAS, pursuant to that certain Credit Agreement dated as of April 26, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and among FARMER BROS. CO., a Delaware corporation ("Parent"), and the Subsidiaries of Parent from time to time party to the Credit Agreement as borrowers in accordance with the terms thereof (collectively with Parent, each a "Borrower" and individually and collectively, jointly and severally, the "Borrowers"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; WHEREAS, the members of the Lender Group and the Bank Product Providers are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Guaranty and Security Agreement, dated as of April 26, 2021 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Guaranty and Security Agreement"); and WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Copyright Security Agreement. NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows: 1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Copyright Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

-2- 2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the "Security Interest") in all of such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the "Copyright Collateral"): (a) all of such Grantor's Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I; (b) all renewals or extensions of the foregoing; and (c) all products and Proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright exclusively licensed under any Intellectual Property License, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Copyright Intellectual Property License. 3. SECURITY FOR SECURED OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor. 4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Guaranty and Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Copyright Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control. 5. AUTHORIZATION TO SUPPLEMENT. Grantors shall give Agent prior written notice of no less than five Business Days before filing any additional application for registration of any copyright and prompt notice in writing of any additional copyright registrations granted therefor after the date hereof. Without limiting Grantors' obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of each Grantor. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

-3- 6. COUNTERPARTS. This Copyright Security Agreement is a Loan Document. This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement. Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement. Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement. 7. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS COPYRIGHT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. [signature page follows]

Signature Page to Copyright Security Agreement IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written. GRANTORS: [NAME OF GRANTOR] By: ____________________________________ Name: _________________________________ Title: __________________________________ [NAME OF GRANTOR] By: ____________________________________ Name: _________________________________ Title: __________________________________ ACCEPTED AND ACKNOWLEDGED BY: AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association By: ____________________________________ Name: _________________________________ Its Authorized Signatory

SCHEDULE I to COPYRIGHT SECURITY AGREEMENT Copyright Registrations Grantor Country Copyright Registration No. Registration Date Copyright Licenses

EXHIBIT B PATENT SECURITY AGREEMENT This PATENT SECURITY AGREEMENT (this "Patent Security Agreement") is made this ___ day of ___________, 20__, by and among the Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), in its capacity as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent"). W I T N E S S E T H: WHEREAS, pursuant to that certain Credit Agreement dated as of April 26, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and among FARMER BROS. CO., a Delaware corporation ("Parent"), and the Subsidiaries of Parent from time to time party to the Credit Agreement as borrowers in accordance with the terms thereof (collectively with Parent, each a "Borrower" and individually and collectively, jointly and severally, the "Borrowers"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; WHEREAS, the members of the Lender Group and the Bank Product Providers are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Guaranty and Security Agreement, dated as of April 26, 2021 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Guaranty and Security Agreement"); and WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Patent Security Agreement. NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows: 1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Patent Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

-2- 2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the "Security Interest") in all of such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the "Patent Collateral"): (a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I; (b) all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and (c) all products and Proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License. 3. SECURITY FOR SECURED OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor. 4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Guaranty and Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control. 5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new patent rights. Without limiting Grantors' obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect,

-3- invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I. 6. COUNTERPARTS. This Patent Security Agreement is a Loan Document. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement. Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement. 7. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS PATENT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. [signature page follows]

Signature Page to Patent Security Agreement IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written. GRANTORS: [NAME OF GRANTOR] By: ____________________________________ Name: _________________________________ Title: __________________________________ [NAME OF GRANTOR] By: ____________________________________ Name: _________________________________ Title: __________________________________ ACCEPTED AND ACKNOWLEDGED BY: AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association By: ____________________________________ Name: _________________________________ Its Authorized Signatory

SCHEDULE I to PATENT SECURITY AGREEMENT Patents Grantor Country Patent Application/ Patent No. Filing Date Patent Licenses

EXHIBIT C PLEDGED INTERESTS ADDENDUM This Pledged Interests Addendum, dated as of _________ __, 20___ (this "Pledged Interests Addendum"), is delivered pursuant to Section 7 of the Guaranty and Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Guaranty and Security Agreement, dated as of April 26, 2021, (as amended, restated, supplemented, or otherwise modified from time to time, the "Guaranty and Security Agreement"), made by the undersigned, together with the other Grantors named therein, to WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Pledged Interests Addendum shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis. The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Agent in the Guaranty and Security Agreement and any pledged company set forth on Schedule I shall be and become a "Pledged Company" under the Guaranty and Security Agreement, each with the same force and effect as if originally named therein. This Pledged Interests Addendum is a Loan Document. Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum. If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum. The undersigned hereby certifies that the representations and warranties set forth in Section 6 of the Guaranty and Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof. THIS PLEDGED INTERESTS ADDENDUM SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. [signature page follows]

-2- IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written. ______________________________ By: ____________________________________ Name: _________________________________ Title: __________________________________

SCHEDULE I to PLEDGED INTERESTS ADDENDUM Pledged Interests Name of Grantor Name of Pledged Company Number of Shares/Units Class of Interests Percentage of Class Owned Certificate Nos.

-1- EXHIBIT D TRADEMARK SECURITY AGREEMENT This TRADEMARK SECURITY AGREEMENT (this "Trademark Security Agreement") is made this ___ day of ___________, 20__, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), in its capacity as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent"). W I T N E S S E T H: WHEREAS, pursuant to that certain Credit Agreement dated as of April 26, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and among FARMER BROS. CO., a Delaware corporation ("Parent"), and the Subsidiaries of Parent from time to time party to the Credit Agreement as borrowers in accordance with the terms thereof (collectively with Parent, each a "Borrower" and individually and collectively, jointly and severally, the "Borrowers"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; WHEREAS, the members of the Lender Group and the Bank Product Providers are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group and the Bank Product Providers, that certain Guaranty and Security Agreement, dated as of April 26, 2021 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Guaranty and Security Agreement"); and WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Trademark Security Agreement. NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows: 1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Trademark Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

-2- 2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the "Security Interest") in all of such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the "Trademark Collateral"): (a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I; (b) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and (c) all products and Proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License. 3. SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor. 4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Guaranty and Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control. 5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors' obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security

-3- Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I. 6. COUNTERPARTS. This Trademark Security Agreement is a Loan Document. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement. 7. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. [signature page follows]

Signature Page to Trademark Security Agreement IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written. GRANTORS: [NAME OF GRANTOR] By: ____________________________________ Name: _________________________________ Title: __________________________________ [NAME OF GRANTOR] By: ____________________________________ Name: _________________________________ Title: __________________________________ ACCEPTED AND ACKNOWLEDGED BY: AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association By: ____________________________________ Name: _________________________________ Its Authorized Signatory

SCHEDULE I to TRADEMARK SECURITY AGREEMENT Trademark Registrations/Applications Grantor Country Mark Application/ Registration No. App/Reg Date Trade Names Common Law Trademarks Trademarks Not Currently In Use Trademark Licenses